Fifth Third Bank | All Rights Reserved Acquisition of Crown Bank May 21, 2007 Exhibit 99.2

Fifth Third Bank | All Rights Reserved
Transaction summary
Consideration/
$288 million in cash to R-G Financial,
Crown Bank
assumption of $50 million in TRUPs
Expected divestitures
None
Timing
Expected closing 4Q07
Required approvals
Standard regulatory approvals
Approved by Fifth Third, R-G Financial boards
Due diligence
Conducted March through May 2007
Conditions of close
Lifting of cease and desist (“C&D”) order
Delivery of financial statements in accordance
with GAAP
Minimum closing adjusted tangible equity
Other
$17.5 million break-up fee
Consideration/
$16 million in cash (appraised value) to an R-G
leased land
Financial affiliate for land currently leased by
Crown for 15 branches

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Significant enhancement to Florida franchise
Manageable
risks
Expands presence in Orlando and Tampa; creates position in attractive
Jacksonville and Georgia markets
– Moves Fifth Third from 10
th
to 7
th
in Orlando deposit market share and
from 9
th
to 5
th
in Tampa
–
9 branches (9
th
share) in Jacksonville serve as a base for future growth
– Accelerates long-term plans in Florida, displaces $4MM+/branch de novo investment for similar locations
Opportunity to expand our footprint in Georgia
Paying 0.87x book value for Florida franchise (1.56x tangible book value)
Accretive to cash basis EPS in first year
Generates 19% IRR
Significant cost savings achievable from leveraging existing Florida infrastructure
Improved profitability readily achievable based on Florida franchise results
Existing Florida platform provides for efficient conversion
Satisfactory resolution of Crown’s cease and desist order and delivery of financial statements in accordance with GAAP are conditions of closing
Transaction
highlights
Financial
discipline

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Crown Bank
R-G Crown established with R-G Financial purchase of Crown Bank in 2002
Subsequent purchase of 18 branches divested in Wachovia/SouthTrust merger
Very attractive demographics
— 33 branch network (30 in Florida, 3 in Augusta, GA)
— Generates high scores in FITB de novo model
— Weighted average projected population growth of 14.2% in footprint
— Weighted average projected household income growth of 16.0%
Crown Bank transitioning from traditional thrift toward full-service banking
Earnings have come under pressure given regulatory and accounting issues:
2002 2003 2004 2005 2006 1Q07
Reported to OTS
1
($4.6MM) $3.1MM $14.7MM $7.5MM $0.8MM ($1.8MM)
Estimated post-restatement
2
($22.5MM) $2.1MM $12.7MM $15.0MM
1 Excluding $2.4 million in acquisition-related expenses in 2005; $3.3 million in restatement-related costs in 2006; and $0.5 million of restatement-related costs in 1Q07.
2 Crown estimates. Subject to revision. Unaudited.

Fifth Third Bank | All Rights Reserved
Snapshot of Florida retail franchise
Market Demographics Crown Franchise
Crown
Bank
MSA
Population
Growth
Projected
Population
Growth
Household
Income
Growth
Projected
Household
Income
Growth
Crown
Bank
MSA Branches
Deposits
($
in Millions)
Market
Share
(%)
Share
Rank
Percent
of Total
(%)
Orlando 23.6% 19.5% 20.7% 14.9% Orlando 7                  603             1.9% 11             29.5%
Tampa 13.4% 11.9% 20.0% 16.6% Tampa 5                  523             1.2% 14             25.6%
Jacksonville 17.4% 14.8% 21.1% 17.1% Jacksonville 9                  382             1.4% 9               18.7%
Augusta (GA) 8.0% 7.0% 22.8% 17.6% Augusta (GA) 3                  139             2.4% 10             6.8%
Lakeland 14.9% 11.9% 17.5% 13.1% Lakeland 5                  125             2.2% 9               6.1%
Sarasota 18.0% 15.1% 21.2% 15.9% Sarasota 1                  80              0.5% 32             3.9%
Punta Gorda 12.4% 8.6% 19.4% 16.2% Punta Gorda 1                  74              2.2% 11             3.6%
Daytona Beach 14.9% 11.5% 20.1% 16.0% Daytona Beach 1                  61              0.8% 17             3.0%
Miami/FtL/PB 11.3% 8.5% 21.8% 16.6% FtL/Boca/PB 1                  58              0.1% nm 2.8%
Weighted Avg 17.0% 14.2% 20.5% 16.0% Total 33               2,045          100.0%
National Avg 7.9% 6.7% 22.3% 17.8%
Combined
Florida
MSA Branches
Deposits ($
in Millions)
Market
Share
(%)
Share
Rank
Percent
of Total
(%)
Naples 19               1,869          17.5% 1               25.6%
Tampa 35               1,592          3.5% 5               21.8%
Orlando 23               1,226          3.9% 7               16.8%
Fort Myers 16               997             9.1% 4               13.7%
Sarasota 11               584             3.5% 4               8.0%
Jacksonville 9                  382             1.4% 9               5.2%
Daytona Beach 6                  235             2.9% 8               3.2%
FtL/Boca/PB 6                  208             0.3% 31             2.9%
Lakeland 5                  125             2.2% 9               1.7%
Punta Gorda 1                  74              2.2% 11             1.0%
Total 131             7,293          2.0% 7               100.0%
1 Assuming realization of expected net income for Crown in 2010, as proportion of 1Q07 FITB annualized net income
SNL Financial
Combined Florida Franchise
Transaction would raise
Florida contribution to 5/3
rd
earnings from 6.5% to 9%
1

FIFTH THIRD BANK

Tupelo
Gadsden
Marietta
Smyrna
Roswell
Athens
Atlanta
Columbia
Sumter
Wilmington
Birmingham
Hoover
Tuscaloosa
Macon
Warner Robins
North Charleston
Mount Pleasant
Charleston
Auburn
Columbus
Jackson
Meridian
Montgomery
Savannah
Albany
Hattiesburg
Dothan
Valdosta
Mobile
Gulfport
Biloxi
Kenner
Pensacola
Tallahassee
Panama City
New Orleans
Gainesville
Ocala
Deltona
Titusville
Melbourne
Palm Bay
Fort Pierce
Port Saint Lucie
Davie
Hialeah
Miami Beach
Miami
Branches
Fifth Third Bancorp (1149 branches)
R & G Financial Corporation (70 branches)
Projected County Population Growth (%)
<2.5
2.5-5
5-10
10-15
15+
Copyright (C) 2007 SNL Financial LC. All rights reserved
0
124mi

©

Fifth Third Bank | All Rights Reserved
Branch locations
enhance Fifth Third’s
existing Florida
franchise
— Footprint centered
in key Florida
demographic areas
— Strong fit with
existing network
(only two
consolidations
currently expected,
one relocation
replaced)
Three branches in
Georgia create
regulatory capability
for de novo
expansion
Accelerates momentum in
high-growth Florida market

Fifth Third Bank | All Rights Reserved
Transaction Comparables
Buyer Name Seller Name
Bank/
Thrift
Deal
Value
Price/
Branch
$MM
Price/
Book
%
Price/
Tangible
Book %
Price/
Assets
%
Core Dep.
Prem.
%
Transaction
Date
Banco de Sabadell TransAtlantic Bank B 175 $       25 $      349 349 30 43 1/24/2007
Colonial BancGroup Commercial Bankshares B 317 $       23        331 332 31 41 1/23/2007
Marshall and Ilsley United Heritage Bankshares B 218 $       18        306 312 30 38 12/1/2006
Park National Vision Bancshares B 170 $       11        298 322 24 28 9/14/2006
National City Fidelity Bankshares T 1,038 $    21        342 368 25 25 7/26/2006
National City Harbor Florida Bancshares T 1,104 $    27        321 324 34 42 7/10/2006
Boston Private Gibralter Financial Corp. T 242 $       48        367 370 27 NM 4/18/2005
Colonial BancGroup FFLC Bancorp T 225 $       14        260 260 21 23 1/14/2005
Whitney Holding Corp First National Bancshares B 120 $       15        417 436 36 37 7/27/2005
Commerce Bancorp Palm Beach County Bank B 113 $       16        448 448 32 39 7/25/2005
Alabama National Florida Choice Bankshares B 109 $       18        260 260 37 40 10/27/2005
Average 22 $      336 344 30 36
Median 18        331 332 30 39
Fifth Third¹
Crown²
338 $       10 $      87 156 11 25 4Q07
1 Purchase price of $338 million for Crown Bank.
2 As of 3/31/07, including Crown expected restatements related to 2002-2005 financial results. Reported equity $389 million, reported tangible equity $225 million;
estimated restated equity $390 million, estimated restated tangible equity $216 million.

Fifth Third Bank | All Rights Reserved
Financial assumptions
Earnings assumptions
Profitability Business plan produces ROA equal to 60% of 5/3 rd
Florida
operations
1
in 2008, 85% in 2009, and 100% in 2010.
Earnings growth after 2010 at 5/3rd consensus growth rate of 10%.
Asset growth None in 2008 and 2009 (commercial and consumer loan growth offset by run off in mortgage book), 8.5% thereafter
Charge-offs
2
25 bps
Expense efficiencies $24 million pre-tax
3
(37% of 1Q07 annualized cash expense);
75% realized in 2008, 100% in 2009
Cash one-time costs  $48 million pre-tax
3
(2x cost savings)
Excess capital $51 million (vs. 6.5% against $2.5 billion in tangible assets)
4
FMV marks Credit marks, less existing allowance of $15 million, equal or less than excess capital
Fair market value marks determined at closing
Target TCE ratio 6.5% for both Crown and Fifth Third post-transaction
No change to Fifth Third share repurchase plans
New 30 million share repurchase authorization
1
FITB Florida 1Q07 ROA 1.23%.
2 Crown charge-off ratio range from 7-13 bps from 2004-2006. Charge-off assumption after effect of loan credit-related fair market value purchase accounting adjustments (PAAs).
3 Expense efficiencies after-tax $15 million; one-time costs $30 million  after tax. Assumed tax rate 38%.
4 Assumes sale of $300 million investment securities portfolio at closing.
5 Crown tangible equity in excess of 6.5% of $51 million. Assumed marginal tax rate of 38%.

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Crown projected cash earnings¹
20 29 36
Funding of purchase price/one-time costs²
(15) (15) (15)
Crown cash basis earnings contribution¹
$ 5 $ 14 $ 21
New CDI amortization³
(5) (4) (4)
Crown earnings contribution
4
$ 0 $ 10 $ 17
EPS Accretion/(Dilution)
5
Cash basis EPS $ 0.01 $ 0.03 $ 0.04
EPS $ 0.00 $ 0.02 $ 0.03
EPS accretive transaction
1
See assumptions on page 7. Earnings before amortization of intangibles. Crown assumed tax rate of 38%. Includes no benefit from accretion of fair value purchase accounting marks into earnings.
2
Assumes 6.5% cost of cash related to purchase price and funding of cash one-time costs.
3
Assumes CDI and other intangibles created equal to 3% of $1.3 billion total core deposit base amortized over 10 years sum-of-years’ digits.
4
Illustrates net income applicable to common shareholders. Assumes all one-time costs are purchase accounting adjustments (a small amount may be restructuring expenses through P&L).
5
Assumes FITB 1Q07 average fully diluted share count of 554 million. Not a projection for future periods.
($ in millions after-tax)
2008E 2009E 2010E
Crown Bank earnings contribution
Expect EPS dilution of approximately $0.01 in 4Q07

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Cash purchase price ( $288)
Assumption of TRUPs ( $50)
After-tax cash one-times (30)
Excess capital less loan marks¹
0
Capital to fund asset growth²
0 0 (15) (16) (18)
Crown cash income³
20 29 36 40 44
Net funding impact
4
0 0 0 0 0
Term. value-2013 income (14.7x)
5
711
Incremental Cash Flow ( $368) 20 29 21 24 737 19%
$127MM
Strong transaction economics
($ in millions)
IRR/
2007 2008 2009 2010 2011 2012 NPV 6
IRR on Crown Bank purchase
1 Crown tangible equity in excess of 6.5% of $51 million, less assumed credit marks to loan portfolio (net of $15 million existing loan loss allowance). Assume marginal tax rate of 38%.
2 Assumes asset growth of 0% in 2008 and 2009 and 8.5% thereafter.
3 Based on assumptions outlined on pages 7 and 8, grown at FITB consensus EPS growth rate of 10% after 2010.
4 Cost of funding restructuring charge offset by interest savings from calling/refinancing trust preferred securities.
5 Terminal value based on Fifth Third’s 5/18/07 forward twelve months P/E ratio of 14.7x.
6 at assumed 11% cost of equity.

Fifth Third Bank | All Rights Reserved
Expect total one-time cash costs of $48 million pre-tax or $30 million after-tax¹
Estimated recognition of cash costs
—
All assumed to be realized in 2007 through purchase accounting adjustments, although some portion will be realized in 2008 and a small portion may be realized through P&L
Fair market value adjustments and standard purchase accounting adjustments
—
Determined as of closing date
—
Assumed credit-related marks
1
equal to or less than Crown excess
capital (tangible equity in excess of 6.5% or $51 million)
One-time merger-related costs
1 Net of existing allowance for loan losses of $15 million; assumes marginal tax rate of 38%.

Fifth Third Bank | All Rights Reserved
Expect annual expense efficiencies of $24 million pre-tax ($15 million after-tax)
—
37% of R-G Crown 1Q07 annualized expense base
—
Expect to realize 75% in 2008; 100% in 2009
Reductions primarily in headquarters, back-office and redundant systems
—
Branch network folding into existing affiliates
—
Back office technology on platform similar to 5/3
rd
—
Customer facing sales positions expected to be largely unaffected
Achievable expense efficiencies
1
Assumes 38% marginal tax rate.

Fifth Third Bank | All Rights Reserved
Re-mix of Crown core deposit base
—
Transaction deposits represent 43% of Crown’s core deposits, 79% of
Fifth Third Florida
—
Fifth Third Bank AA debt ratings vs. Crown Bank’s BB ratings
Re-mix of Crown loan book
—
70% of Crown loan book residential mortgages vs. 23% of 5/3rd Florida
—
Additional business banking, middle market penetration
Better fee penetration
—
Approximately 10% of Crown revenue from fees, vs. 20%+
historically
1
and 25-30% for Fifth Third Florida
—
Key drivers: transaction deposit fees, merchant sales, mortgage banking
1
Much stronger starting position than with de novo alternative
Significant revenue opportunity
1
C&D order currently limiting mortgage sales

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Financial highlights - combined
Combined Crown Fifth Third
537 43 494 Nonperforming assets
38 bps 10 bps 39 bps Net charge-offs/avg loans
Estimated pro forma
capital ratios²
7.2% 7.6% 7.6% TCE/TA ratio
102,842 3,018 99,824 Assets
9.2% 7.7% 9.4% Leverage ratio
7,271 225 7,454 Tangible common equity
1
11.2% 12.1% 11.2% Total capital ratio
8.7% 11.4% 8.7% Tier 1 capital ratio
9,804 389 9,804 Shareholders equity
1
62,061 1,335 60,726 Core deposits
77,264 2,443 74,821 Loans and leases
As of March 31, 2007
1 As reported to OTS; excluding Crown expected restatements related to 2002-2005 financial results; does not include purchase accounting adjustments, including fair market value PAAs at closing.
2 Combined columns include estimated exit-cost purchase accounting adjustments; assumes credit-related fair market value PAAs to loans on an after-tax basis equal to current Crown TCE > 6.5% of $51 million; additional fair value purchase accounting adjustments determined as of closing.

Fifth Third Bank | All Rights Reserved
Unique opportunity to expand Florida franchise
— Accelerates plans for Orlando and Tampa
— Adds Jacksonville platform
— Ability to build de novo branches in Georgia
Very attractive pricing relative to recent Florida transactions
— Meaningful contribution to 5/3
rd
EPS and Florida presence for small
financial investment at strong IRR
— Attractive earnings/economic characteristics relative to de novo alternative -
$127 million NPV from $338 million investment
— Pricing reflects Crown difficulties as well as discount for expected credit deterioration in Florida
Significant opportunities for profitability enhancement
— Crown currently under-earning relative to potential
— Cost savings readily achievable in integration
— Offer full-service product set/deeper distribution network
Summary

Fifth Third Bank | All Rights Reserved
Cautionary statement
This report may contain forward-looking statements about Fifth Third Bancorp and/or the company as combined acquired entities within the meaning of Sections 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and 21E of the Securities
Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. This report may contain certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of Fifth Third Bancorp and/or the combined company including statements preceded by, followed by or that include the words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” “remain” or similar expressions or future or conditional verbs such as “will,” “would,” should,” “could,” “might,” “can,” “may” or similar expressions. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions, either national or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected;
(2) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (3)
changes in the interest rate environment reduce interest margins; (4) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (5) changes and trends in capital markets; (6) competitive pressures among depository institutions increase significantly; (7) effects of critical accounting policies and judgments; (8) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies; (9) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged; (10) ability to maintain favorable ratings from rating agencies;
(11) fluctuation of Fifth Third’s stock price; (12) ability to attract and retain key personnel; (13) ability to receive dividends from its subsidiaries; (14) potentially dilutive effect of future acquisitions on current shareholders' ownership of Fifth Third; (15) difficulties in combining the operations of acquired entities; (16) effects of accounting or financial results of one or more acquired entity; (17) ability to secure confidential information through the use of computer systems and telecommunications network; and (18) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity. Additional information concerning factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements is available in the Bancorp's Annual Report on Form 10-K for the year ended December 31, 2006, as amended, filed with the United States
Securities and Exchange Commission (SEC). Copies of this filing are available at no cost on the SEC's Web site at www.sec.gov or on the
Fifth Third’s Web site at www.53.com. Fifth Third undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this report.